Exhibit 99.5

[LOGO]
The BANK of NEW YORK.


                                ESCROW AGREEMENT

                                      among

                           AFG ENTERPRISES USA, INC.,

                              THE BANK OF NEW YORK

                    as Indenture Trustee and Collateral Agent

                                       and

                              THE BANK OF NEW YORK

                                 as Escrow Agent

                           Dated as of March 29, 2006

    ACCOUNT NUMBER: GLA 111565, with further credit to account number 116293

           SHORT TITLE OF ACCOUNT: AFG Enterprises USA Inc. Escrow A/C

================================================================================

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ESCROW AGREEMENT made this 29th day of March, 2006 by and between THE BANK OF
NEW YORK, as Escrow Agent,(in such capacity "Escrow Agent"), THE BANK OF NEW YORK, a New York banking corporation, as Collateral Agent (in such capacity "Collateral Agent") under that certain Security Agreement with AFG ENTERPRISES USA, INC. (the "Company"); THE BANK OF NEW YORK, a New York banking corporation, as Trustee for the holders of certain notes of the Company (in such capacity, "Trustee") under that certain Indenture dated as of the date hereof with the Company (the "Indenture") and the Company.

The Company, the Trustee, the Collateral Agent and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:

                                I. INSTRUCTIONS:

1.    Escrow Account

      This account shall be at all times the account of the Trustee for the benefit of the Nonconvertible Holders (as defined in the Indenture), and shall be maintained in the name of the Trustee. The Company acknowledges it will receive substantial benefit from the existence of the Escrow Account and therefore agrees to bear the costs and expenses thereof, all as more specifically set forth herein.

2.    Escrow Property

      The property and/or funds deposited or to be deposited with Escrow Agent by the Buyers of the Notes pursuant to that certain Securities Purchase Agreement dated as of the date hereof by and among the Company and the Buyers party thereto (the "Buyers") shall be as follows:

      FOURTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($47,500,000.00)

      which amount may be increased by a deposit by the Company to the Escrow Account by TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), as provided in the Indenture.

      The foregoing property and/or funds, plus all interest, dividends and other distributions and payments thereon (collectively the "Distributions") received by Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement, are collectively referred to herein as "Escrow Property."

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      The Escrow Property, shall at all times be, and be deemed the property of the Nonconvertible Holders.

3.    Investment of Escrow Property The Buyers select the following option:

      (a)   Escrow Agent shall have no obligation to pay interest on or to
 --- invest or reinvest any Escrow Property deposited or received hereunder.

 |X|  (b)   The Escrow Property shall be invested in U.S. Treasury Notes or
 ---        Bills or "money market" accounts of banks or trust companies that are members of the United States Federal Reserve System having a minimum net worth $1 billion, in each case with maturity dates not later 30 days after the date of investment. The Escrow Agent is hereby instructed to invest the Escrow Property in the Goldman Sachs
            Treasury Instruments Fund, until otherwise jointly instructed by the Company and the Trustee. The Escrow Agent shall pay to the party or parties entitled to delivery of the Escrow Property the amount of income actually received, if any, from the investment of the cash comprising the Escrow Property in accordance with the terms of this Agreement.

      Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 4 of the Terms and Conditions.

      For tax purposes only, the Escrow Property shall be the property of the Company and all interest, dividends and other income earned on the Escrow Property, which shall become part of the Escrow Property for all purposes of this Escrow Agreement, shall be taxable to the Company, and all parties hereto shall file all tax returns consistent with such treatment.


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4.    Distribution of Escrow Property

      Escrow Agent is directed to hold and distribute the Escrow Property in the following manner:

      Upon written instruction from the Company and the Trustee, the Escrow Agent shall release and deliver amounts to the controlled account of the Company maintained by The Bank of New York in the amounts and on the date(s) set forth in such instructions.

      Upon written instruction from the Company and the Trustee, the Escrow Agent shall release and deliver amounts to the an account of the Company in the amounts and on the date(s) set forth in such instructions.

      Upon written instruction from the Company and the Trustee, the Escrow Agent shall release and deliver amounts to the Paying Agent (as defined in the Indenture, which may be the Trustee or the Company) for the benefit of, and distribution to, one or more Nonconvertible Holders in the amounts and on the date(s) set forth in such instructions.

5.    Addresses

      Notices, instructions and other communications shall be sent to Escrow Agent, Corporate Trust Administration Division, 101 Barclay Street, 8th Floor West, New York, New York 10286, Attn.: Insurance Trust and Escrow Unit and to Company and the Trustee, as follows:

      AFG ENTERPRISES USA, INC.                  The Bank of New York
      181 Wells Avenue,                          101 Barclay Street
      Suite 100,                                 8th Floor West
      Newton, Massachusetts 02459                New York, NY 10286

6.    Distribution of Escrow Property Upon Termination

      Upon termination of this Escrow Agreement, Escrow Property then held hereunder shall be distributed as follows:

      To the Trustee for distribution to the holders of the Nonconvertible
      Notes.


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

7.    Compensation

      (a) At the time of execution of this Escrow Agreement, the Company shall pay Escrow Agent an acceptance fee of $5,000. In addition, the Company shall pay Escrow Agent an annual fee of $5,000, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement. The annual fee shall not be pro-rated for any portion of a year.

      (b) The Company shall pay all activity charges as per Escrow Agent's current fee schedule.

      (c) The Company shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.

                            II. TERMS AND CONDITIONS:

1. The duties, responsibilities and obligations of Escrow Agent in its capacity as such, shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent, in its capacity as such, shall not be subject to, nor required to comply with, any other agreement with the Company or to which the Company is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Company or any entity acting on its behalf or the Trustee, as applicable. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

3. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.


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4.    (a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Trustee (in its capacity as such) or any entity acting on behalf of the Trustee or the Company (provided that if the terms of this Agreement require that instruction comes from both the Company and the Trustee, the Escrow Agent shall remain liable if it acts upon Company instructions when no instructions are received from the Trustee or when contrary instructions are received from the Trustee), (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

      (b) As security for the due and punctual performance of any and all of the Company's obligations to Escrow Agent hereunder, now or hereafter arising, the Company, hereby pledges, assigns and grant to Escrow Agent a continuing security interest in, and a lien on, any and all Distributions due to the Company on any Escrow Property. The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against the Company and all third parties in accordance with the terms of this Escrow Agreement.

      (c) Escrow Agent may consult with legal counsel at the expense of the Company as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any written advice from such counsel.

      (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).


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5.    Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6. Escrow Agent shall provide to the Company and the Trustee monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Company and the Trustee unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

7. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the "Addresses" provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or the Trustee and/or the Company, as applicable). Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent's Insurance Trust and Escrow Unit of the Corporate Trust Division. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Trustee or by a person or persons authorized by the Trustee. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

9. The Company, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part); provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.


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10.   (a) The Trustee may remove Escrow Agent at any time by giving to Escrow
      Agent thirty (30) calendar days' prior notice in writing signed by the Trustee. Escrow Agent may resign at any time by giving to the Trustee and the Company thirty (30) calendar days' prior written notice thereof.

      (b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, all the Trustee and the Company shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, deliver the Escrow Property to the Trustee at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed an obligation of, the Company.

      (c) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

      (d) Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by the Company or Trustee as applicable, which eliminates such ambiguity or uncertainty.


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      (b) In the event of any dispute between or conflicting claims by or among the Company and the Trustee and/or any other person or entity in respect of any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Company for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of, the Company.

12. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Company and the Trustee hereby submits to the personal jurisdiction of, and each agrees that all proceedings relating hereto shall be brought in, courts located within the City and State of New York. Each of the Company and the Trustee hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction the Company may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each of the Company and the Trustee waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.


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14.   The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15. The Company hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by the Company do not and will not violate any applicable law or regulation.

16. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17. This Agreement shall constitute the entire agreement of the parties in respect of the subject matter and supersedes all prior oral or written agreements in regard thereto.

18. This Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

19. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

20. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.


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22.   The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting. This paragraph and paragraph (9) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.


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      IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

                                       AFG ENTERPRISES USA, INC.

                                       By: /s/ William Santo
                                          --------------------------------------
                                       Name:  William Santo
                                       Title: Chief Executive Officer


                                       THE BANK OF NEW YORK, as Escrow Agent


                                       By: /s/ Geovannni Barris
                                          --------------------------------------
                                       Name:  Geovanni Barris
                                       Title: Vice President


                                       THE BANK OF NEW YORK, as Trustee


                                       By: /s/ Geovannni Barris
                                          --------------------------------------
                                       Name:  Geovanni Barris
                                       Title: Vice President


                                       THE BANK OF NEW YORK, as Collateral Agent


                                       By: /s/ Geovannni Barris
                                          --------------------------------------
                                       Name:  Geovanni Barris
                                       Title: Vice President


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